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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58324) of Agere Systems Inc. of our report dated October 23, 2001, except for the fifth and sixth paragraphs of Note 22 as to which the date is December 7, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Florham Park, NJ
December 10, 2001